SHEPHERD OPPORTUNITY GROWTH FUND

                        Supplement Dated August 25, 2004
                         To Prospectus Dated May 1, 2004


The Board of Trustees of Access Variable Insurance Trust has decided to redeem all outstanding shares of the Shepherd Opportunity Growth Portfolio (the "Fund"). The Board has concluded that due to the small size of the Fund, it is unlikely that the Fund will be able to meet its investment objective, and that the Fund therefore should cease operations.

The Fund will close on or about October 20, 2004 or as soon as practicable after policyholders have been given the opportunity to select alternative investment sub-accounts. In accordance with the rules of the Fund as stated in the existing prospectus, all holdings in the Fund's portfolio were sold, and the proceeds are now being held in either cash, money market instruments such as money market funds and repurchase agreements until all shares have been redeemed. As a result of the liquidation of the Fund's portfolio, the Fund will no longer be able to pursue its investment objective of long-term growth, and likewise, the Fund will no longer be invested in equity securities. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash. Shares of the Fund are otherwise not available for purchase.


This Supplement and the existing Prospectus dated May 1, 2004 provide the relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2004 have been filed with the Securities and Exchange Commission both of which are incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-862-3863.